Exhibit 10.15

AMENDMENT NO. 1

TO

INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Investor Rights Agreement, dated as of March 29, 2002 (the “Investor Rights Agreement”), by and among Gulfport Energy Corporation, a Delaware corporation (the “Company”), Gulfport Funding LLC, a Delaware limited liability company (“Gulfport Funding”) and each other investor listed on the Schedule of Investors to the Investor Rights Agreement (together with Gulfport Funding and their permitted assigns, the “Investors”), is entered into this 14th day of February 2006 by and among the Company and the Investors.

RECITALS

WHEREAS, the Company and the Investors have entered into the Investor Rights Agreement; and

WHEREAS, the Company and the Investors now desire to amend the Investor Rights Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Amendments to Agreement.

                (i) The definition of “Registrable Securities” in Section 1.1 of the Investor Rights Agreement shall be amended and restated in its entirety as follows:

“‘Registrable Securities’ means (a) any shares of Common Stock of the Company issued or issuable upon exercise of the Warrants; (b) any other shares of Common Stock, beneficially held or acquired by an Investor and (c) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.”

                (ii) Section 2.11 of the Investor Rights Agreement shall be amended and restated in its entirety as follows:

“2.11 “Holder Market Stand-Off” Agreement. (a) Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock of the Company not to exceed ninety (90) days following the effective date of a registration statement registering Common Stock; provided, that all officers and directors of the Company enter into similar agreements.

(b) The Company hereby agrees that it will cause its officers and directors not to sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such officers and directors (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act pursuant to Section 2.3.”

2.    Defined Terms. All terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Investor Rights Agreement.

3.    Status of Agreement. This Amendment shall be construed in connection with, and as part of, the Investor Rights Agreement. The terms, conditions, covenants, representations, agreements, rights, and remedies set forth in the Investor Rights Agreement, as modified hereby, are hereby confirmed in all respects by the parties hereto and shall continue in full force and effect.

4.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

5.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Company and the Investors have caused this Amendment to be executed in their names by their respective duly authorized representatives.

COMPANY:

GULFPORT ENERGY CORPORATION

By:	/s/ JAMES D. PALM
Name:	James D. Palm
Title:	Chief Executive Officer

INVESTORS:

GULFPORT FUNDING, LLC

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

WEXFORD SPECIAL SITUATIONS 1996, L.P.

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

WEXFORD SPECIAL SITUATIONS 1996 INSTITUTIONAL, L.P.

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

WEXFORD SPECIAL SITUATIONS 1996, LIMITED

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

WEXFORD EURIS SPECIAL SITUATIONS 1996, LIMITED

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

WEXFORD SPECTURM INVESTORS, L.L.C.

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

WEXFORD CAPITAL PARTNERS II, L.P.

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

WEXFORD OVERSEAS PARTNERS I, L.P.

By:	/s/ PAUL JACOBI
Name:	Paul Jacobi
Title:	Vice President

CD HOLDING, L.L.C.

By:	/S/ CHARLES DAVIDSON
Name:
Title: